EXHIBIT 10 (iii) 22


                          ASSIGNMENT AND ASSUMPTION

                 CHANGE OF CONTROL SEVERANCE POLICY AND PLAN


      Central Hudson Gas & Electric Corporation ("Assignor") hereby assigns its Change of Control Severance Policy and Plan ("Policy and Plan"), pursuant to authorization of its Board of Directors by action taken on January 28, 2000, in the form attached hereto, to CH Energy Group, Inc. ("Assignee").

      Assignor and Assignee hereby agree as follows:

      Assignor hereby assigns all of its interest and obligations under the attached Policy and Plan to Assignee. Assignee, pursuant to authorization of its Board of Directors by action taken on February 4, 2000, hereby assumes all of Assignor interest in and obligations under said Policy and Plan, effective December 15, 1999.

                        CENTRAL HUDSON GAS & ELECTRIC CORPORATION

Dated: As of December 15, 1999

                        By:          /s/  Carl E. Meyer
                           ---------------------------------------
                              Name:       Carl E. Meyer
                              Title:      President and Chief Operating Officer



                        CH ENERGY  GROUP, INC.


Dated: As of December 15, 1999

                        By:          /s/  Paul J. Ganci
                           -----------------------------------
                              Name:       Paul J. Ganci
                              Title:      Chairman of the Board, President and
                                          Chief Executive Officer








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